UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Twin Hospitality Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42395	99-1232362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Belt Line Road, Suite 1200 Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 941-3150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TWNP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 14, 2025, Twin Hospitality Group Inc. (the “Company”) appointed Kim Boerema, age 61, as President and Chief Executive Officer of the Company, commencing May 19, 2025. Mr. Boerema will replace Kenneth Kuick, who served as Interim Chief Executive Officer since April 10, 2025.

Prior to joining the Company, Mr. Boerema served as President and Chief Operating Officer of Parry’s Pizzeria & Taphouse from October 2018 to February 2025. He also served as President and Chief Executive Officer of Iron Hill Brewery and Restaurant from June 2018 to April 2021, Chief Operating Officer of California Pizza Kitchen from October 2011 to February 2018, and Regional Vice President of Texas Roadhouse from 2006 to 2011. Mr. Boerema holds a Bachelor of Science degree in Psychology from the University of Northern Colorado.

Mr. Boerema will receive a base salary of $450,000 per year, a guaranteed annual bonus of $250,000 per year, and will be eligible for additional discretionary bonuses. He will also receive restricted stock units for 250,000 shares of common stock and stock options for 50,000 shares of common stock, each vesting in equal annual installments over three years. Mr. Boerema will be eligible for severance if terminated without cause or good reason equal to one year of base salary plus pro-rated minimum bonus.

There are no family relationships between Mr. Boerema and any director or officer of the Company, and no arrangements or understandings between Mr. Boerema and any other person pursuant to which he was selected as President and Chief Executive Officer. Mr. Boerema is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 15, 2025, the Company issued a press release announcing the appointment of Mr. Boerema as Chief Executive Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twin Hospitality Group Inc.

Date:	May 19, 2025	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer